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                                                                   Exhibit 10.49





                         COMMON STOCK WARRANT AGREEMENT



                                  by and among



                          HOUSTONSTREET EXCHANGE, INC.



                                       and



                      THE PERSONS LISTED ON ANNEX I HERETO









                           Dated as of March 30, 2001
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         COMMON STOCK WARRANT AGREEMENT, dated as of March 30, 2001, among
HOUSTONSTREET EXCHANGE, INC., a Delaware corporation (the "Company") and the persons and entities listed on Annex I hereto (each a "Holder", and collectively, the "Holders" ).

         WHEREAS, in connection with a private placement of up to (i) $13,617,015 aggregate principal amount of Senior Secured Notes (each a "Note" and collectively the "Notes"), (ii) Series C Preferred Stock purchase warrants,
(iii) Common Stock Purchase Warrants (the "Common Warrants"), pursuant to the terms of Senior Note and Warrant Purchase Agreement of even date herewith (the "Note Purchase Agreement") the Company will issue to the Holders Common Warrants to purchase an aggregate of up to 4,539,005 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), subject to adjustment.

         NOW THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Grant and Exercise of Warrants. The Company hereby grants to each Holder or its successors or registered assigns the right to purchase (each a "Warrant" and collectively, the "Warrants"), at any time or from time to time beginning on the date hereof and ending at 5:00 p.m. E.S.T. on March ___, 2006, up to such number of fully paid and nonassessable shares of Common Stock (as defined herein) (the "Warrant Shares"), at an exercise price per share of the par value of $2.50 per share of Common Stock (as such price may be adjusted pursuant to the terms hereof, the "Exercise Price"), set forth opposite such Warrant Holder's name on Annex I hereto.

         2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") representing the Warrant Shares delivered and to be delivered to each Holder pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Registration of Warrant Certificates. The Warrant Certificates shall be numbered and shall be registered on the books of the Company when issued.

         4. Exercise of the Warrants. The Warrants initially are exercisable at the Exercise Price set forth in Section 1 hereof, which shall be payable for the shares of Common Stock to be issued upon such exercise in one of the following manners at the option of the Holder:

                  (i) delivery of a certified check, cashier's check, cash, or wire transfer of the purchase price for such shares;

                  (ii) delivery of shares of Common Stock (not including the shares of Common Stock issuable upon the exercise of this Warrant) with an aggregate Fair Market Value equal to the aggregate purchase price;

                  (iii) through a "cashless" or "net-issue" exercise through the exchange of this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock issuable hereunder by
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                           a fraction, the numerator of which is the difference
                           between (x) the Fair Market Value per share and (y) the Exercise Price per share, and the denominator of which is the Fair Market Value per share;

                  (iv) delivery to the Company for cancellation (or partial cancellation, as the case may be) of the Note from the Company to the Holder as the purchase price for such shares (in the case of the cancellation of less than all of the Note, the Company shall cancel said Note upon the surrender thereof and shall execute and deliver a new Note of like tenor for the balance of the principal amount payable thereunder); or

                  (v)      a combination of any of the methods set forth in (i),
                           (ii), (iii) or (iv) above.

"Fair Market Value" as used in this Section 4, shall be:

                  (i) the mean of the final bid and asked prices of the Common Stock on the date of exercise, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ National Market System or Nasdaq); or

                  (ii) in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing price of the Common Stock on such exchange on the date of exercise of the Warrant, as reported in The Wall Street Journal;

provided, however, that where there is no public market for the Common Stock, the Fair Market Value per share shall be determined by the Company's Board of Directors in good faith using a generally accepted valuation method.

         Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Warrant Shares to be purchased, at the Company's principal offices, currently located at 222 International Drive, Suite 125, Portsmouth, NH 03801, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock underlying the Warrant). In the case of the purchase of less than all of the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

         5. Issuance of Certificates. Upon the exercise of a Warrant, the issuance of certificates for Warrant Shares shall be made forthwith (and in any event within ten (10) business days thereafter) without charge to the Holder thereof including, without limitation, any tax, other than income taxes which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 6 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in

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the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Each Warrant Certificate and any certificate representing Warrant Shares or other securities, property or rights issued upon exercise of a Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then Secretary or any Assistant Secretary of the Company. Each Warrant Certificate shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         6. Transfer of a Warrant. A Warrant shall be transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto.

         7. Restrictions on Transfer of the Warrant.

                  7.1 Any Warrant Shares issued will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Holder agrees to acquire any Warrant Shares for investment (which is understood to mean that Holder must intend to retain such Warrant Shares indefinitely without any intention of reselling or otherwise disposing of them either presently or at the expiration of any particular period unless they are subsequently registered under the Securities Act or an exemption from registration is available). It is further understood that any sales of Warrant Shares made in reliance upon Rule 144 under the Securities Act can be made only in limited amounts in accordance with the terms and conditions of that Rule 144, and that such Rule 144 is not presently available with respect to the sale of any Warrant Shares. The Holder agrees to be bound by the provisions of a legend substantially similar to the following which will be endorsed upon the stock certificate to be issued for any Warrant Shares issued:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, have been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Securities Act and any applicable state law is in effect with regard thereto or an exemption from such registration is available."

                  7.2 It is understood that the Company is not obligated to register any Warrant Shares (nor has the Company represented to the Holder that it will register any of the Warrant Shares) or to comply with the terms of any exemption from registration and that the Company may place a "Stop Transfer Order" against such shares until one of the conditions set forth in the foregoing legend shall have been met.

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         8. Exercise Price and Number of Securities. Each Warrant is exercisable to purchase Warrant Shares at an initial exercise price equal to the Exercise Price. The Exercise Price and the number of Warrant Shares for which each Warrant may be exercised shall be the price and the number of Warrant Shares which shall result from time to time from any and all adjustments in accordance with the provisions of Section 9 hereof.

         9. Adjustments to Exercise Price and Number of Securities. The Exercise Price in effect at any time and the number and kind of securities purchased upon the exercise of the Warrant shall be subject to adjustment from time to time only upon the happening of the following events:

                  9.1 Stock Dividend, Subdivision and Combination. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  9.2 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 9, the number of Warrant Shares issuable upon the exercise of each Warrant at the adjusted Exercise Price shall be adjusted to the nearest number of whole shares of Common Stock obtained by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  9.3 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Amended and Restated Certificate of Incorporation of the Company, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                  9.4 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and

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
         amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 9. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

                  9.5 Exchange and Replacement of the Warrant Certificates. Each Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares purchasable thereunder in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         10. Theft or Destruction of Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, an indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         11. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         12. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. Every transfer agent ("Transfer Agent") for the Common Stock and other securities of the Company issuable upon the exercise of the Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrant. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. Initially, the Transfer Agent shall be the Company. The Company covenants and agrees that, (a) upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable, free from all taxes, liens and charges with respect to the issue thereof and not subject to the preemptive rights of any stockholder, (b) it will from time to time take all such actions as may be required to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Exercise Price per Warrant Share issuable upon exercise of the Warrant and (c) if and so long as the Warrant Shares issuable upon the exercise of the Warrant are listed on any

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national securities exchange, the Company will list and keep listed on such exchange, upon official notice of issuance, any Warrant Shares.

         13. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time after the Exercise Date and prior to the Holder's exercise of the Warrant, any of the following events shall occur:

                  13.1 the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  13.2 the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  13.3 a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then in any one or more of said events, the Company shall give written notice of such event to the holder of the Warrant at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         14. Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same documents. All counterparts shall be construed together and shall constitute one agreement.

         15. Subsequent Holder. Any future purchaser of Warrants in accordance with the terms of the Note Purchase Agreement may become a party to this Agreement after the date hereof without the consent of the other parties hereto by executing a counterpart signature page to this Agreement. Each such party shall be deemed a Holder hereunder. Annex I hereto shall be amended from time to time to reflect the addition of any Holder pursuant to this Section 15.

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         IN WITNESS OF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


HOUSTONSTREET EXCHANGE, INC.              HOLDER

                                          BAYCORP HOLDINGS, LTD.

By: /s/ Frank W. Getman Jr.               By: /s/ Frank W. Getman Jr.
    ------------------------------            -------------------------------
Name: Frank W. Getman Jr.                 Name: Frank W. Getman Jr.
Title: President and Chief                Title: President and Chief
       Executive Officer                         Executive Officer

                           ANNEX I --- LIST OF HOLDERS


       Name and Address of Holder                      No. of Common
       --------------------------                      -------------
                                                      Stock Warrants
                                                      --------------
BayCorp Holdings, Ltd.                                     2,806,614
     Attn:  Frank W. Getman, Jr.
     222 International Drive, Suite 125
     Portsmouth, NH  03801-6809
TSG Equity Fund, L.P.                                          5,921
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA  01775
TSG Equity Partners LLC                                           60
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA  01775
Thomas R. Shepherd                                               501
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA  01775
T. Nathanael Shepherd                                            185
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA  01775
James S. Gordon                                               62,500
     86 Mt. Vernon Street
     Boston, MA  02108
Mitchell Jacobs                                               41,667
     1 Energy Road
     North Dartmouth, MA  02747
KRoad Ventures                                                53,334
     330 Madison Avenue
     25th Floor
     New York, NY  10017
Equiva Trading Company                                       464,785
     Attention:  William J. Finnerty
     One Allen Center
     500 Dallas Street
     Houston, TX  77002
Omega Advisors, Inc.                                          30,000
     Attention: Ed Levy
     Wall Street Plaza
     88 Pine Street, 31st Floor
     New York, NY 10005
Michael A. Desrochers                                         27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH  03840
Barrett McDevitt                                              27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH  03840
Peter L. Getman                                               27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue

     Portsmouth, NH  03840
Conoco, Inc.                                                 145,940
     600 N. Dairy Ashford
     MA 3128
     Houston, TX  77079-1175

Thomas H. Lee Investors Limited                               25,000
Partnership
     75 State Street
     Boston, MA  02109



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